ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Disclosure of analysis of single amount of discontinued operations [abstract]
ASSETS HELD FOR SALE
13.	ASSETS HELD FOR SALE

During the year ended December 31, 2019, the Company entered into an asset purchase agreement with a third party whereby the Company agreed to sell certain towers in Argentina. The sale was not completed as of December 31, 2019, and accordingly the Company has reclassified the towers from property and equipment to assets held for sale on the consolidated statement of financial position. The carrying value reported represents the lower of the net book value and fair value less costs to sell. Subsequent to year ended December 31, 2019, the Company sold the assets held for sale towers of $751,726 for proceeds of $1,204,942.

During the year ended December 31, 2018, the Company entered into an asset purchase agreement ("Agreement") with a third party (the "Purchaser") whereby the Company has agreed to sell certain tower assets in Colombia. The sale was not completed as of December 31, 2018, and accordingly the Company has reclassified the towers from property and equipment to assets held for sale on the consolidated statement of financial position. The carrying value reported represents the lower of the net book value and fair value less costs to sell.

In connection with the Agreement signed in 2018, the Company received an advance of US$1,300,000 from the Purchaser in the form of a promissory note. The amount is subject to an annual interest rate of 10%, due on demand and is secured by a personal guarantee from the Company's Chief Executive Officer. During the year ended December 31, 2018, the Company incurred interest expense of $14,840 on this promissory note, which remains payable and is recorded within interest payable on the consolidated statement of financial position. The promissory note was cancelled after the tower sale completed in January 2019. As at December 31, 2019, the balance of the promissory note outstanding is $nil.